UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2002

Oracle Corporation
(Exact name of registrant as specified in its charter)

Commission file number:  0-14376

Delaware	94-2871189
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

500 Oracle Parkway
Redwood City, California 94065
(Address of principal executive offices, including zip code)

(650) 506-7000
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

On July 29, 2002, Oracle Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Order in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
99.1	Statement Under Oath of Lawrence J. Ellison, Principal Executive Officer of Oracle Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Jeffrey O. Henley, Principal Financial Officer of Oracle Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2002.	ORACLE CORPORATION

	By:	/s/ JEFFREY O. HENLEY
Executive Vice President and Chief Financial Officer

ORACLE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Statement Under Oath of Lawrence J. Ellison, Principal Executive Officer of Oracle Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of Jeffrey O. Henley, Principal Financial Officer of Oracle Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.